UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 23, 2022
AppHarvest, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39288	84-5042965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Appalachian Way Morehead, KY	40351
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (606) 653-6100
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	APPH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	APPHW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 23, 2022, AppHarvest Berea Farm, LLC (the “Seller”) and a wholly-owned indirect subsidiary of AppHarvest, Inc. (the “Company”), entered into a purchase and sale agreement (the “Purchase Agreement”) with Mastronardi Berea LLC, (the “Buyer”), pursuant to which the Seller agreed to sell approximately 40 acres of land located in Berea, Kentucky and the controlled environment agriculture facility, improvements and other assets located thereon (the “Property”) to the Buyer for a purchase price of $127.0 million and upon the consummation of the sale of the Property, Seller agreed to leaseback the Property from Buyer (the “Sale-Leaseback Transaction”), subject to the terms and conditions contained in the Purchase Agreement and Lease (defined below), for net proceeds to the Seller of $57.5 million, of which $22.5 million is to be set aside for construction costs for the Company’s facility located in Richmond, Kentucky, after giving effect to the paydown of an outstanding note owed to Mastronardi Produce-USA, Inc., the payment of $19.1 million in prepaid rent under the Lease, the payment and holding back of amounts owed and estimated to be incurred for completion of the facility located on the Property, and transaction fees, taxes and expenses. The Buyer is a joint venture between Mastronardi Produce Limited (“MPL”), our exclusive marketing and distribution partner for all fresh fruits and vegetables grown in Kentucky and West Virginia pursuant to that certain Purchase and Marketing Agreement between the Company and MPL filed as Exhibit 10.20 to the Company’s Form S-4/A filed on December 4, 2020 as amended by Amendment No. 1 thereto filed as Exhibit 10.31 to the Company’s Form S-4/A filed on December 21, 2020 and COFRA Holding. The purchase price was determined based on an appraisal of the Property. The Sale-Leaseback Transaction is expected to close on December 27, 2022.

Concurrently with the closing of the Sale-Leaseback Transaction, Seller, as tenant, and Buyer, as landlord, will enter into a lease agreement (the “Lease”), pursuant to which Buyer will agree to lease to Seller, and Seller will agree to lease from the Buyer, the Property for an initial term of 10 years, with four renewal options of five years each, subject to the conditions set forth in the Lease. The total annual rent under the Lease shall initially be $9.5 million per year, subject to the prepaid rent paid by Seller at closing of the Sale-Leaseback Transaction, and shall increase annually starting after the second lease year in accordance with the terms of the Lease. Subject to the terms of the Lease, Seller (as tenant under the Lease) shall be entitled to a rent credit equal to 25% of the marketing fees received by MPL prior to the third anniversary of the commencement of the Lease, with respect to products grown or produced at the facilities owned by affiliates of Seller and located in Morehead, Richmond and Somerset, Kentucky, pursuant to that certain Marketing Agreement dated March 28, 2019 by and between AppHarvest Operations, Inc., and MPL (as amended), as reduced by costs incurred by MPL in connection with the sale and distribution of such products. Seller shall be responsible for the payment of all operating expenses, taxes, insurance and maintenance and repair of the Property during the term.

The foregoing description of the material terms of the Purchase Agreement and Lease are qualified in their entirety by reference to the full text of the Purchase Agreement and Lease, copies of which will be filed as exhibits to the Company's Annual Report on Form 10-K for the year ended December 31, 2022.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 is incorporated herein by reference.

Forward Looking Statements
Certain statements included in this Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this Form 8-K, regarding the expected closing of the Sale-Leaseback Transaction, amounts to be incurred for completion of the Company’s facilities or future construction work at the Company’s facilities are forward-looking statements. These statements are based on various assumptions, whether or not identified in this Form 8-K, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including those discussed in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 7, 2021 under the heading “Risk Factors,” and other documents the Company has filed, or that the Company will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans, or forecasts of future events and views as of the date of this Form 8-K. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments of any date subsequent to the date of this Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under and Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppHarvest, Inc.

Dated: December 27, 2022
	By:	/s/ Loren Eggleton
Loren Eggleton
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)